SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              February 9, 2001
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                    (Date of earliest event reported)



                         Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)



      Pennsylvania                    0-27942                  23-2828883
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                 19401
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(Address of principal executive offices)                       (Zip Code)




                               (610) 251-1600
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            (Registrant's telephone number, including area code)



                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)







Item 5.  OTHER EVENTS

    On February 9, 2001, Commonwealth Bancorp, Inc. reported that its subsidiary, Commonwealth Bank, announced plans to sell the Pennsylvania and Maryland loan production offices of its residential mortgage division, ComNet Mortgage Services, to American Home Mortgage Holdings of Melville, NY. The Bank also said it intends to outsource the servicing function relating to its
portfolio of residential mortgage loans.    For additional information,
reference is made to the Press Release, dated February 9, 2001, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99        Press Release dated February 9, 2001




















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COMMONWEALTH BANCORP, INC.



Date: February 9, 2001                     By:  /s/Charles M. Johnston
                                                -----------------------
                                                Charles M. Johnston
                                                Chief Financial Officer


















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